                                                        DRAFT 5/31/96
                                                        -------------




                               __________ Shares

                          SUMMIT MEDICAL SYSTEMS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                 June    , 1996


WESSELS, ARNOLD & HENDERSON, L.L.C.
ROBERTSON, STEPHENS & COMPANY LLC
VOLPE, WELTY & COMPANY
As Representatives of the several Underwriters
c/o Wessels, Arnold & Henderson, L.L.C.
901 Marquette Avenue, Suite 2700
Minneapolis, Minnesota  55402-3280

Dear Sirs:

          SECTION 1. Introduction. Summit Medical Systems, Inc., a Minnesota corporation (the "Company"), proposes to issue and sell ________ shares of its authorized but unissued Common Stock (the "Common Stock") and certain stockholders of the Company named in Schedule B annexed hereto (hereafter called the "Selling Stockholders") propose to sell an aggregate of _______ shares of the Company's issued and outstanding Common Stock to the several underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as Representatives. Said aggregate of ________ shares are herein called the "Firm Common Shares." In addition, the Company proposes to grant to the Underwriters an option to purchase up to ______ additional shares of Common Stock (the "Optional Common Shares"), as provided in Section 4 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares, are hereinafter collectively referred to as the "Common Shares."

          You have advised the Company and the Selling Stockholders that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

          The Company and each of the Selling Stockholders hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

          SECTION 2. Representations and Warranties of the Company. The Company jointly and severally represents and warrants to the several Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-________) with respect to the Common Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you four manually signed copies of such registration statement and amendments, together with four copies of each exhibit filed therewith.
Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus (meeting the requirements of Rule 430 of the Rules and Regulations) contained therein have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. The Company will next file with the Commission one of the following: (i) prior to the effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus (as defined below)) as the Company shall have advised you in writing prior to the execution of this Agreement would be included or made therein. If such registration statement has been declared effective by the Commission under the Act, no post-effective amendment to such registration statement has been filed as of the date of this Agreement.

          The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at any time prior to the time it becomes effective. The term "Prospectus" as used in this Agreement shall mean (a) the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations, (b) the term sheet or abbreviated term sheet filed by the Company with the Commission pursuant to Rule 424(b)(7) together with the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Common Shares, or, (c) if no filing pursuant to Rule 430A and/or Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. Any reference herein to any Prospectus shall be deemed to refer to and include any supplements thereto filed with the Commission after the date of filing of the Prospectus under Rules 424(b) and 430A, and prior to the termination of the offering of the Common Shares by the Underwriters. Additionally, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, nor has the Commission instituted or threatened proceedings for that purpose. Each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, as the case may be, will (i) contain all statements and information required to be included therein by the Act and the Rules and Regulations and in all respects conform or will conform, as the case may be, to the requirements of the Act and the Rules and Regulations and (ii) will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus nor any supplement thereto will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof.

          (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Summit Medical Europe S.A.R.L., BSM

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Financial, Inc., Medical Information Systems Company, Inc. and Cordillera L.L.C.
(individually a "Subsidiary" and collectively the "Subsidiaries"). Each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus;
the Company owns all of the outstanding capital stock of the Subsidiaries free and clear of all claims, liens, charges and encumbrances; each of the Company and the Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of its business, all of which are valid and in full force and effect; each of the Company and the Subsidiaries is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company or the Subsidiaries, as the case may be; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (d) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus. All issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The Company has not granted any option or other right to purchase, or issued any security or obligation convertible into, or entered into any contract or commitment to sell, shares of any Subsidiary owned by the Company. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (e) The Common Shares to be issued and sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Common Shares to be sold by the Selling Stockholders or the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

          (f) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that the validity or enforceability of this Agreement may be subject to or affected by (i) applicable bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally, (ii) principles affording traditional equitable defenses (e.g., waiver, duress, laches and estoppel) as applied to a party seeking enforcement and (iii) federal policy regarding the indemnification and contribution provisions of this Agreement. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the Company's Articles of Incorporation or Bylaws and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound or affected which conflicts, breaches or might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company and Subsidiaries, taken together any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any Subsidiary or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters, compliance with Canadian and European law and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

          (g) Ernst & Young LLP, who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          (h) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company and the Subsidiaries as of the respective dates of such financial statements, and the consolidated results of operations, changes in stockholders' equity and cash flows of the Company and the Subsidiaries for the respective periods covered thereby. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization," "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

          (i) Except as to defaults which individually or in the aggregate would not have a material adverse effect on the Company, neither the Company nor any Subsidiary is in violation or default of any provision of its Articles of Incorporation or Bylaws or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any Subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

          (j) There are no contracts, royalty agreements or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts and agreements so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any Subsidiary nor, to the best of the Company's knowledge, any other party, is in breach of or default under any of such contracts and agreements, except as to breaches or defaults which individually or in the aggregate would not have a material adverse effect on the Company.

          (k) There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company, any Subsidiary or, to the Company's knowledge any director or officer of the Company or any Subsidiary, is or may be a party or of which property owned or leased by the Company or any Subsidiary is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and the Subsidiaries taken together. Neither the Company nor any Subsidiary is subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          (l) The Company or a Subsidiary has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere described in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere described in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and the Subsidiaries. Each of the Company and the

Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company.

          (m) Since the respective dates as of which information is given in the Registration Statement, as it may be amended, (i) neither the Company nor any Subsidiary has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and the Subsidiaries taken together; (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Common Shares hereunder and upon the issuance and exercise of options and warrants described in the Registration Statement) or indebtedness material to the Company and the Subsidiaries taken together; and (v) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and the Subsidiaries taken together, whether or not occurring in the ordinary course of business. Neither the Company nor any Subsidiary has any material contingent obligations that are not disclosed in the Registration Statement, as it may be amended.

          (n) Except as disclosed in the Prospectus: the Company and the Subsidiaries have the right to use all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, database screens, formats, algorithms and underlying data, approvals and governmental authorizations now used in, and are material to the conduct of their respective businesses taken together; the expiration of any trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries taken together; and the Company has no knowledge of any infringement by it or by any Subsidiary of trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company or any Subsidiary regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries, taken together.

          (o) The Company has not been advised, and has no reason to believe, that either it or any Subsidiary is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state, federal and foreign environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition

(financial or otherwise), business, results of operations or prospects of the Company and the Subsidiaries, taken together.

          (p) The Company and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any Subsidiary which could materially and adversely affect the business, operations or properties of the Company and the Subsidiaries, taken together.

          (q) Neither the Company nor any Subsidiary has, directly or indirectly, at any time during the past five years (i) made any unlawful contributions to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to a federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (r) All material transactions during the Company's current or last three fiscal years between the Company and the officers, directors and 5% shareholders of the Company have been accurately disclosed in the Prospectus to the extent required; and the terms of each such transaction are in all material respects fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

          (s) The Company maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (t) The Company does not maintain any employee benefit plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended.

                              (u) The Company is not an "investment company" as
defined in the Investment Company Act of 1940 (the "1940 Act").

          (v) The Company has not distributed and will not distribute prior to any Closing Date any offering material in connection with the offering and sale of the Common Shares other than the Prospectus, the Registration Statement and the other materials permitted by the Act.

          (w) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

          (x) The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Common Shares have been approved for quotation on the Nasdaq

National Market, subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

          (y) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

          SECTION 3. Representations, Warranties and Covenants of the Selling Stockholders.

          (a) Each of the Selling Stockholders severally represents and warrants to, and agrees with, the several Underwriters that:

          (i) Such Selling Stockholder, on the First Closing Date and the Second Closing Date (each as hereinafter defined), as the case may be, will have good and valid title to the Common Shares proposed to be sold by such Selling Stockholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever, and full right, power and authority to execute and deliver this Agreement and the Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") hereinafter referred to and to sell, assign, transfer and deliver such Common Shares hereunder; and upon delivery of and payment for such Common Shares hereunder, the several Underwriters will acquire good and valid title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

          (ii) Such Selling Stockholder has executed and delivered a Power of Attorney and Custody Agreement appointing ____________ and _____________, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 4 hereof and to authorize the delivery of the Common Shares to be sold by such Selling Stockholder in connection with this Agreement, and caused to be executed and delivered on its behalf a Power of Attorney and Custody Agreement and in connection therewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Power of Attorney and Custody Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Common Shares to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Common Shares to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Underwriters, that the arrangements made for such custody and the appointment by such Selling Stockholder of the Attorneys-in-Fact under the Power of Attorney and Custody Agreement, are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Power of Attorney and Custody Agreement, by any act of such Selling Stockholder, by operation of law, by the death or incapacity of such Selling Stockholder if such Selling Stockholder is a natural person, the death or incapacity of any executor or trustee of any Selling Stockholder that is an estate or trust, the termination of any estate or trust that is a Selling Stockholder, the liquidation, dissolution, merger or consolidation of any Selling Stockholder that is a corporation, partnership or other business entity or by the occurrence of any other event. If any Selling Stockholder that is a natural person should die or become incapacitated, or if the executor or trustee of any Selling Stockholder that is an estate or trust shall die or become incapacitated, or if any Selling Stockholder that is an estate or trust shall be terminated, or if any Selling Stockholder that is a corporation, partnership or other business entity shall be liquidated, dissolved, merged or consolidated, or if any other event should occur, before the delivery of the Common Shares hereunder, the documents evidencing Common Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination, dissolution, liquidation, merger or consolidation, or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof.

          (iii) The execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and the consummation of the transactions contemplated hereby and by the Power of Attorney and Custody Agreement will not conflict with or result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties or the Certificate of Incorporation or By-laws (or comparable documents, as the case may be) of such Selling Stockholder if such Selling Stockholder is a corporation.

          (iv) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery of the Common Shares to be sold by such Selling Stockholder hereunder, have been obtained.

          (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

          (vi) Each Preliminary Prospectus and the Prospectus, insofar as it has related to such Selling Stockholder, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor the Prospectus, nor any amendment or supplement, as the case may be, thereto, as it relates to such Selling Stockholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (vii)  The representations and warranties of the Company set forth in
Section 2 herein are true and correct in all material respects.

          (b) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the First Closing Date or the Second Closing Date, as the case may be, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (c) Each of the Selling Stockholders agrees with the Company and the Underwriters not to offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of any Common Stock of the Company (including, without limitation, Common Stock which may be deemed to be beneficially owned by such Selling Stockholder in accordance with the Rules and Regulations) or any securities convertible into or exercisable or exchangeable for Common Stock or any rights to acquire Common Stock during the period from the execution of a lock-up agreement continuing and including the date of 120 days after the date of the Prospectus, directly or indirectly, other than the following types of transfers: (i) gifts, provided donees thereof agree in writing to be bound by the terms of this subsection and such written agreements have been received by you as conditions precedent to each such gift, (ii) transfers to affiliates (as such term is defined in Rule 405 promulgated under the Act) of the transferor, provided that such transferees agree in writing to be bound by the terms of this subsection and such written agreements have been received by you, as conditions precedent to each such transfer, (iii) pursuant to this Agreement, or (iv) with the prior written consent of Wessels, Arnold & Henderson, L.P.

          SECTION 4. Purchase, Sale and Delivery of Common Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters ______ of the Firm Common Shares and (ii) the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters, in the respective amounts set forth in Schedule B hereto, an aggregate of _______ of the Firm Common Shares. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders, respectively, the number of Firm Common Shares described below. The purchase price per share to be paid by the several Underwriters to the Company and to the Selling Stockholders, respectively, shall be $____ per share.

          The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by you) bears to the number of Firm Common Shares being sold by the Company the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares. The obligation of each Underwriter to each Selling

Stockholder shall be to purchase from such Selling Stockholder that number of full shares which (as nearly as practicable, as determined by you) bears to the number of Firm Common Shares being sold by such Selling Stockholder the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares.

          Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Dorsey & Whitney P.L.L.P., Pillsbury Center South, 210 South Sixth Street, Minneapolis, Minnesota 55402 (or such other place as may be agreed upon by the Company and the Representatives) at such time and date, not later than the third full business day following the date of this Agreement, unless otherwise required by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "First Closing Date"). (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

          Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company and the Selling Stockholders to you, for the respective accounts of the Underwriters with respect to the Firm Common Shares to be sold by the Company and by the Selling Stockholders, against payment by you, for the accounts of the several Underwriters, of the purchase price therefor by certified or official bank check or checks payable in next day funds to the order of the Company and of the Agent in proportion to the number of Firm Common Shares to be sold by the Company and the Selling Stockholders, respectively. The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested upon at least forty-eight hours prior notice, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in New York, New York, as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

          In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of _______ Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by you for the account of the Underwriters in the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the first date that any of the Common Shares are released by you for sale to the public, upon written notice by you to the Company setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is the total number of Firm Common Shares (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in New York, New York, as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased as specified in the two preceding paragraphs. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the option is canceled or expires unexercised in whole or in part, the Company will deregister under the Act the number of Optional Common Shares as to which the option has not been exercised.

          You have advised the Company and the Selling Stockholders that each Underwriter has authorized you to accept delivery of its Common Shares, to make payment and to furnish receipt therefor. You, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in the judgment of the Representatives is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

           SECTION 5. Covenants of the Company. The Company covenants and agrees that:

          (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed in a form approved by you, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, or the institution or threatening of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment to the Registration Statement (either before or after it becomes effective), or supplement to any Preliminary Prospectus or the Prospectus of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance with the Act and the Rules and Regulations. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (b) The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

          (c) If at any time a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, as then supplemented, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it is necessary at any time to supplement the Prospectus, as then supplemented, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an appropriate amendment to the Registration Statement or supplement to the Prospectus which will correct such statement or omission or an amendment to the Registration Statement or supplement to the Prospectus which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible.

          (d) As soon as practicable, but not later than 45 days after the end of the first quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 10(a) of the Act and the relevant Rules and Regulations (including, at the option of the Company, Rule 158).

          (e) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives at any time when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the First Closing Date four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the

Registration Statement, including documents incorporated by reference therein, but without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

          (f) The Company shall cooperate with you and your counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would not be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Common Shares.

          (g) During the period of five years after the First Closing Date, the Company will furnish to the Representatives and, upon request of the Representatives, to each of the other Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (h) From the execution of the lock-up agreements and continuing to and including the date 120 days after the first date that any of the Common Shares are released by you for sale to the public, without the prior written consent of the Representatives, the Company will not, other than pursuant to outstanding stock options and warrants disclosed in the Prospectus, issue, offer, sell, contract to sell, pledge, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security, or file any registration statement with the Commission other than registration statements on Form S-8.

          (i) The Company will apply the net proceeds of the sale of the Common Shares sold by it in accordance with its statements under the caption "Use of Proceeds" in the

Prospectus and will file such reports with the Commission with respect to its sale of the Common Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act. The Company will invest such proceeds pending their use in such a manner that, upon completion of such investment, the Company will not be an "investment company" as defined in the 1940 Act.

          (j) The Company will use its best efforts to permit quotation, subject to notice of issuance, on the Nasdaq National Market, of the Common Shares to be issued and sold by the Company.

          (k) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (l) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

          (m) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Common Shares.

Wessels, Arnold & Henderson, L.L.C., on behalf of the Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

          SECTION 6. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock,
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Invitation Letter, the Underwriters' Power of Attorney and the Blue Sky memoranda, and any amendments or supplements thereto,
(vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, (vii) the filing fee of, and all fees and expenses incurred by the Company or the Underwriters incident to securing any required approval from, the NASD and (viii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement. Except as provided in this Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws, the preparation of the Blue Sky memoranda referred to above and in securing any approval of the NASD).

          The Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) any fees and expenses of counsel for such Selling Stockholders; and (ii) all taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Stockholders to the Underwriters hereunder.

          SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company officers and the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5 p.m., Washington, D.C. time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, or you, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to your satisfaction.

          (b) Since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock, other than pursuant to the exercise of outstanding options and warrants disclosed in the Prospectus, of the Company or any Subsidiary or any change in the indebtedness (other than in the ordinary course of business) of the Company or any Subsidiary, (ii) except as set forth in or contemplated by the Registration Statement or the Prospectus, no verbal or written agreement or other transaction shall have been entered into by the Company or any Subsidiary, which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and any Subsidiary, (iii) no loss or damage (whether or not insured) to the property of the Company or any Subsidiary shall have been sustained, (iv) no legal or governmental action, suit or proceeding affecting the Company or any Subsidiary which affects or may affect the transactions contemplated by this Agreement shall have been instituted and (v) there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), business, management, backlog, properties, results of operations or prospects of the Company and the Subsidiaries which, in any such case described in clauses (i), (ii), (iii), (iv) and (v) in the judgment of the Representatives, is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Shares as contemplated hereby.

          (c) There shall have been furnished to you, as Representatives of the Underwriters, on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

          (i) An opinion of Dorsey & Whitney P.L.L.P., counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in Missouri, Maryland and Ohio [list other jurisdictions where qualified], and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          (2) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus all outstanding shares of Common Stock (including any Firm Common Shares and Optional Common Shares) have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any securities and conform to the description thereof contained in the Prospectus; without limiting the foregoing, to such counsel's knowledge, there are no preemptive or other rights to subscribe for or purchase any of the Common Shares to be sold by the Company hereunder;

          (3) The certificates evidencing the Common Shares to be delivered hereunder are in due and proper form under the Minnesota Business Corporation Act, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Common Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities known to such counsel and will conform in all material respects to the description thereof contained in the Prospectus;

          (4) Except as disclosed in or specifically contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

          (5)  (A)   The Registration Statement has become effective under the
Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

          (B) The Registration Statement and each amendment thereto and the Prospectus and each supplement thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

          (C) To such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required; and

          (D) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company, any Subsidiary or any of their respective properties which are required to be described in the Prospectus and which are not described as required.

          (6) The statements under the captions "Management", "Shares Eligible for Future Sale" and "Description of Capital Stock" in the Prospectus and Item 14 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

          (7) The Company has full right, power and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the several Underwriters; this Agreement has been duly and validly authorized by all necessary corporate action by the Company and has been duly and validly executed and delivered by and on behalf of the Company. No approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the NASD;

          (8) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument, known to such counsel, to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective property may be bound or affected or violate any of the provisions of the Articles of Incorporation or Bylaws of the Company or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or any Subsidiary or any of its or their property;

          (9) To such counsel's knowledge, no holders of securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby; and

          (10) The Company is not an "investment company" as defined in the 1940 Act.

          Such counsel shall also include a statement to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that either at the effective date of the Registration Statement or at the applicable Closing Date the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (ii) An opinion of Shearman & Sterling, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

          (1) Summit Medical Europe S.A.R.L. has been duly incorporated and is validly existing as a corporation in good standing under the laws of France, is duly qualified to do business as a foreign corporation and is in good standing in France, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (2) All of the issued and outstanding shares of Summit Medical Europe S.A.R.L. have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

          (3) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against Summit Medical Europe S.A.R.L. or any of its properties which are required to be described in the Prospectus and which are not described as required.

          (4) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which Summit Medical Europe S.A.R.L. is a party or by which Summit Medical Europe S.A.R.L. or any of its property may be bound or affected or violate any of the provisions of the Articles of Incorporation or Bylaws of Summit Medical Europe S.A.R.L. or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over Summit Medical Europe S.A.R.L. or any of its property.

          (iii) An opinion of ______________, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

          (1) BSM Financial, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of _________, is duly qualified to do business as a foreign corporation and is in good standing in _________, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (2) All of the issued and outstanding shares of BSM Financial, Inc. have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

          (3) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against BSM Financial, Inc. or any of its properties which are required to be described in the Prospectus and which are not described as required.

          (4) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which BSM Financial, Inc. is a party or by which BSM Financial, Inc. or any of its property may be bound or affected or violate any of the provisions of the Articles of Incorporation or Bylaws of BSM Financial, Inc. or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over BSM Financial, Inc. or any of its property.

          (iv) An opinion of _____________, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

          (1) Medical Information Systems Company, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of _______, is duly qualified to do business as a foreign corporation and is in good standing in ________, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (2) All of the issued and outstanding shares of Medical Information Systems Company, Inc. have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

          (3) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against Medical Information Systems Company, Inc. or any of its properties which are required to be described in the Prospectus and which are not described as required.

          (4) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which Medical Information Systems Company, Inc. is a party or by which Medical Information Systems Company, Inc. or any of its property may be bound or affected or violate any of the provisions of the Articles of Incorporation or Bylaws of Medical Information Systems Company, Inc. or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over Medical Information Systems Company, Inc. or any of its property.

          (v) An opinion of ______________, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

          (1) Cordillera L.L.C. has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of _________, is duly qualified to do business as a foreign limited liability company and is in good standing in ________, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus.

          (2) All of the issued and outstanding shares of Cordillera L.L.C. have been duly and validly authorized and issued, are fully paid and nonassessable and __% are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

          (3) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against Cordillera L.L.C. or any of its properties which are required to be described in the Prospectus and which are not described as required.

          (4) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which Cordillera L.L.C. is a party or by which Cordillera L.L.C. or any of its property may be bound or affected or violate any of the provisions of the Certificate of Formation of Cordillera L.L.C. or the Limited Liability Company Agreement of Cordillera L.L.C. or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over Cordillera L.L.C. or any of its property.


          (vi) Such opinion or opinions of Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

          (vii) A certificate of the Company executed by the chief executive officer and the chief financial or accounting officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

          (1) The representations and warranties of the Company set forth in
Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and in all material respects, the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

          (2) The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and, no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers, are contemplated by the Commission;

          (3) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to his knowledge, neither the Registration Statement or any amendment thereto nor the Prospectus or any supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

          (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in or affecting the condition (financial or otherwise), business, management, properties, results of operations, or prospects of the Company and the Subsidiaries; and no legal or governmental action, suit or proceeding is pending or threatened against the Company or any Subsidiary which is material to the Company and the Subsidiaries, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, neither the Company nor any Subsidiary has entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

          (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company and the Subsidiaries have not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

          (viii) On the First Closing Date or the Second Closing Date, as the case may be, a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the such Closing Date and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied prior to the such Closing Date.

          (ix) On the date this Agreement is executed and also on the First Closing Date and the Second Closing Date, a letter addressed to you, as Representatives of the Underwriters, from Ernst & Young, independent accountants, the first one to be dated the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

          (x) On or before the First Closing Date, letters from each holder of more than ______ shares of the Company's Common Stock, each of the Company's option holders and each director and officer of the Company, in form and substance satisfactory to you, confirming that from the date of execution and continuing to and including the date of 120 days after the first date that any of the Common Shares are released by you for sale to the public, such person or entity will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Stock (including without limitation by way of equity swap, hedging or any other form of derivative transaction), except with the prior written consent of Wessels, Arnold & Henderson, L.L.C.

          (xii) The Common Shares shall have been duly accepted for quotation, subject to notice of issuance, through the Nasdaq National Market.

          (xii) Opinion of counsel for each Selling Stockholder (such counsel being reasonably acceptable to you), each addressed to the Underwriters and dated the First Closing Date, to the effect that:

          (1) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their respective terms;

          (2) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder and constitutes the valid and binding agreement of each Selling Stockholder enforceable in accordance with its terms, such enforceability subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity, and subject to the extent that rights to indemnification hereunder may be limited by applicable laws; and the sale of the Common Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation (or similar document) or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Articles or Certificate of Partnership (or similar document) or partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (3) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Common Shares to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Common Shares by the Underwriters; and

          (4) Assuming that the Underwriters are bona fide purchasers who have no knowledge of any adverse claim to the Common Shares to be sold to them by such Selling Stockholder pursuant to this Agreement, the Underwriters will, upon payment for such Common Shares in accordance with the terms of this Agreement, receive good and marketable title to the Common Shares, free and clear of all liens, encumbrances, equities or claims, within the meaning of the Uniform Commercial Code.

          In rendering such opinion, such counsel may rely, as to matters of local law, on opinions of local counsel, and as to matters of fact as to ownership of and liens, encumbrances, equities or claims on the Common Shares sold by a Selling Stockholder, on certificates of such Selling Stockholder and of officers of the Company and of governmental officials, in which case their opinion is to state that they are so doing and that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are to be attached to the opinion.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you as Representatives to the Company and the Selling Stockholders without liability on the part of any Underwriter, the Company or the Selling Stockholders except for the expenses to be paid or reimbursed by the Company and by the Selling Stockholders pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof.

          SECTION 8. Reimbursement of Underwriters' Expenses. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 7, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by you and them in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 6 and Section 10 shall at all times be effective and shall apply.

          SECTION 9. Effectiveness of Registration Statement. You, the Company and the Selling Stockholders will use your, its and their best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

          SECTION 10.  Indemnification.

          (a) The Company and each of the Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that (i) neither the Company nor any Selling Stockholders shall be liable in any case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement, or omission or alleged omission, made in the Registration Statement or the Prospectus, or any amendment or supplement thereto, in reliance upon written information furnished to the Company by an Underwriter through the Representatives; (ii) neither the Company nor any Selling Stockholders shall be liable with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Common Shares to a person who was not sent or given a copy of the Prospectus if the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus; and (iii) in no event shall any Selling Stockholder be liable under this paragraph for an amount in excess of the aggregate public offering price of the Common Shares sold by such Selling Stockholder to the Underwriters (before deducting expenses but after deducting discounts and commissions paid thereon to the Underwriters by such Selling Stockholder). The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

          (b) Each Underwriter will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel, which shall be reasonably satisfactory to the Company, to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties; provided, however, that the indemnifying party shall be liable for the fees and expenses of more than one separate firm if any indemnified party reasonably believes there exists a conflict of interest sufficient to require such separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion, in the case of the Company and the Selling Stockholders, as the total price paid to the Company and to the Selling Stockholders, respectively, for the Common Shares sold by them to the Underwriters (net of underwriting discounts or commissions but before deducting expenses); and in the case of the Underwriters, as the underwriting discounts or commissions received by them bears to the total of such amounts paid to the Company and to the Selling Stockholders and received by the Underwriters as underwriting discounts or commissions. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (c) of this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph (c) of this
Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph (c) for purposes of indemnification. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 10 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting discounts or commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 10 are several in proportion to their respective underwriting commitments and not joint.

          SECTION 11. Default of Underwriters. It shall be a condition to this Agreement and the obligation of the Company and the Selling Stockholders to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed one-eleventh of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders except for the expenses to be paid by the Company and the Selling Stockholders pursuant to
Section 6 hereof and except to the extent provided in Section 10 hereof.

          In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Representatives or the Company shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement,

Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          SECTION 12. Termination. This Agreement may be terminated by you by notice to the Company and the Selling Stockholders as follows:

          (a) At any time prior to the earlier of (i) the time the Common Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

          (b) At any time prior to the First Closing Date or the Second Closing Date, as the case may be, if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any change or any development involving a prospective change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Shares as contemplated hereby, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in financial markets or economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or in the national market system or over-the-counter market by the NASD or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange or in the national market system or over-the-counter market by the NASD, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Common Shares as contemplated hereby, (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States. Any termination pursuant to this
Section 12 shall be without liability on the part of any Underwriter to the Company or the Selling Stockholders or on the part of the Company or the Selling Stockholders to any Underwriter (except for expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof);

          (c) As otherwise provided in this Agreement.

          SECTION 13. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

          SECTION 14. Notices. All communications hereunder shall be in writing and, if sent to the Representatives shall be mailed, delivered or telegraphed and confirmed to you care of Wessels, Arnold & Henderson, L.L.C. at 901 Marquette Avenue, Suite 2700, Minneapolis, Minnesota 55402-3280, Attention:
Syndicate Department, with a copy to Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, Attention: Lawrence
S. Wittenberg, Esq., and if sent to the Company shall be mailed, delivered or telegraphed and confirmed to the Company at One Carlson Parkway, Minneapolis, MN 55447 with a copy to Dorsey & Whitney LLP., Pillsbury Center South, 210
South Sixth Street, Minneapolis, Minnesota 55402, Attention: Richard G. Swanson, Esq. The Company or you may change the address for receipt of communications hereunder by giving notice to the others.

          SECTION 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 10, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

          SECTION 16. Representation of Underwriters. You will act as Representatives for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this Agreement taken by you jointly as Representatives or by Wessels, Arnold & Henderson, L.L.C., on behalf of the Representatives, will be binding upon all the Underwriters.

          SECTION 17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          SECTION 18. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Minnesota.

          SECTION 19. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and you.


                           [Signature Page To Follow]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and the several Underwriters including you, all in accordance with its terms.


                                    Very truly yours,

                                    SUMMIT MEDICAL SYSTEMS, INC.


                                    By:
                                       ------------------------------

                                    SELLING SHAREHOLDERS LISTED ON
                                    SCHEDULE B


                                    By:
                                       ------------------------------
                                       Attorney-in-Fact



The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us in Minneapolis, Minnesota as of
the date first above written.

WESSELS, ARNOLD & HENDERSON, L.L.C.
ROBERTSON, STEPHENS & COMPANY L.L.C.
VOLPE, WELTY & COMPANY

Acting as Representatives of the several
Underwriters named in the attached
Schedule A.
- ----------

By WESSELS, ARNOLD & HENDERSON, L.L.C.


By:
   ------------------------------------
   Managing Director

                                   SCHEDULE A
                                   ----------



                                               Number of Firm
                                                Common Shares
                                               to be Purchased
                                               ---------------
Name of Underwriter
- ----------------------------------

Wessels, Arnold & Henderson, L.L.C. ...........   ---------
Robertson, Stephens & Company LLC .............   ---------
Volpe, Welty & Company ........................   ---------

     Total ....................................   =========
- ----------------------------------


                                   SCHEDULE B
                                   ----------



                                        Number of Firm
                                         Common Shares
                                        to be Purchased
                                        ---------------
Name of Selling Stockholder
- -----------------------------
 ........................................     _______
 ........................................     _______
 ........................................     _______

     Total .............................     =======
- -----------------------------
